Exhibit 10.23

[_____] [__], 2024

[PARTNER NAME]

c/o [NAME]

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[CITY], [STATE] [ZIP]

Attention: [CONTACT NAME]

RE:AREIT Operating Partnership LP Profit Interest Letter Agreement

Dear [CONTACT NAME]:

AREIT Operating Partnership LP (“AREIT OP”) is pleased to provide [PARTNER NAME] (the “JV Profit Interest Partner”), with this letter agreement (the “Letter Agreement”) to admit the JV Profit Interest Partner as a limited partner in AREIT OP and grant a performance participation interest more particularly described on Exhibit A (the “[SHORTNAME] Profit Interest”) to JV Profit Interest Partner, under the terms set forth in Exhibit A, in consideration of services rendered and to be rendered by the JV Profit Interest Partner.

1.Admission of JV Profit Interest Partner and Power of Attorney: Upon execution of this Letter Agreement, JV Profit Interest Partner shall become a limited partner of AREIT OP pursuant to the Twelfth Amended and Restated Limited Partnership Agreement of AREIT OP, dated as of June 3, 2023 (the “Partnership Agreement”, attached hereto as Exhibit B). JV Profit Interest Partner agrees to be bound by the terms of the Partnership Agreement, and in furtherance thereof, JV Profit Interest Partner shall agree that by its execution of this Letter Agreement, JV Profit Interest Partner hereby grants to Ares Real Estate Income Trust, Inc., the general partner of AREIT OP (the “General Partner”), a special power of attorney, making, constituting and appointing the General Partner as JV Profit Interest Partner’s true and lawful representative and attorney in fact, with power and authority to act in JV Profit Interest Partner’s name, place and stead to execute and sign future amendments or supplements to the Partnership Agreement on behalf of JV Profit Interest Partner (the “Power of Attorney”). This Power of Attorney is coupled with an interest and shall (i) survive and not be affected by JV Profit Interest Partner’s subsequent bankruptcy or the transfer or forfeiture of all or any portion of the [SHORTNAME] Profit Interest, and (ii) extend to JV Profit Interest Partner’s successors, assigns and legal representatives. This Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. For the avoidance of doubt, any amendment of Exhibit A shall be subject to Section 8 thereof.
2.Issuance of [SHORTNAME] Profit Interest. Upon execution of this Letter Agreement, AREIT OP hereby issues to the JV Profit Interest Partner the [SHORTNAME] Profit Interest and JV Profit Interest Partner is admitted as a limited partner to AREIT OP. The

[SHORTNAME] Profit Interest shall be subject to all of the provisions and restrictions set forth in the Partnership Agreement.
3.Profit Interest. The [SHORTNAME] Profit Interest is intended to constitute a “profits interest” within the meaning of Revenue Procedure 93-27, 1993-2 C.B. 343, as clarified by Revenue Procedure 2001-43, 2001-2 C.B. 191 (or the corresponding requirements of any subsequent guidance promulgated by the Internal Revenue Service), and JV Profit Interest Partner and AREIT OP shall be required to file all tax returns consistent with such characterization. In accordance with Rev. Proc. 2001-43, AREIT OP will treat JV Profit Interest Partner as the owner of the [SHORTNAME] Profit Interest from the date of issuance, and will treat JV Profit Interest Partner as a partner of AREIT OP for U.S. federal and state income tax purposes.
4.Severability. Any term or provision of this Letter Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Letter Agreement or affecting the validity or enforceability of any of the terms or provisions of this Letter Agreement in any other jurisdiction.
5.Administration and Governing Law. In the event of any conflict between the terms of the Partnership Agreement and this Letter Agreement, this Letter Agreement shall control. This Letter Agreement shall be construed and enforced in accordance with the laws of the jurisdiction indicated in the Partnership Agreement, without regard to the principles of conflicts of law, and all claims relating to or arising out of this Letter Agreement, or the breach thereof, shall likewise be governed by the laws of such jurisdiction, excluding that jurisdiction’s conflicts of law principles.
6.Independent Investment. Neither AREIT OP nor any of its Affiliates has provided investment, legal, tax, or financial advice and therefore JV Profit Interest Partner should consult with its own professional advisor as to the investment, legal, tax, financial, or other matters relevant to the suitability of its receipt of the [SHORTNAME] Profit Interest pursuant to the terms of this Letter Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Letter Agreement as of the date first above written.

AREIT OPERATING PARTNERSHIP LP, a Delaware limited partnership By: Ares Real Estate Income Trust, Inc., its General Partner
By: Name: Title:
[PARTNER NAME], a [JURISDICTION] [ENTITY TYPE]
By: Name:[CONTACT NAME] Title:[CONTACT TITLE]

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Sponsor Guarantor (as defined in Exhibit A) hereby joins in this Letter Agreement solely for the purpose of agreeing to pay and perform (on a direct and joint and several basis with all other obligors) the obligations of Sponsor (as defined in Exhibit A) expressly set forth in Section 4(b)(vii)(A) of Exhibit A attached to this Letter Agreement (the “Guaranteed Obligations”). Sponsor Guarantor represents that it is an Affiliate of Sponsor and has received, or will receive, direct or indirect benefit from the [SHORTNAME] Profit Interest and the making of the Guaranteed Obligations and that it has entered into this Letter Agreement and made the Guaranteed Obligations for a reasonably equivalent value. Sponsor

Guarantor hereby waives any right it may have to, and covenants and agrees that it will not (and it will not, directly or indirectly, cause any person or entity to), directly or indirectly contest, bring any cause of action or claim, or otherwise challenge the validity or enforceability of the Guaranteed Obligations (including, without limitation, on the basis that it received insufficient consideration or reasonably equivalent value for the making of the Guaranteed Obligations).

To the fullest extent permitted by law: (a) Sponsor Guarantor waives: (i) diligence, protest, notice of protest, presentment, demand of payment, notice of dishonor and all other suretyship defenses; (ii) the right to require AREIT OP or any Other Partner to proceed against any collateral or other security now or hereafter held by AREIT OP or such Other Partner or to pursue any other remedy available to them; (iii) the benefit of or right to assert any statute of limitations affecting liability hereunder or the enforcement thereof; (iv) any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any person or persons, entity or entities, (B) the failure of AREIT OP or any Other Partner to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of Sponsor or Sponsor Guarantor or any other person or person, or (C) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy that Sponsor or Sponsor Guarantor may have against any other person, or against any security resulting from the exercise or election of any remedy or remedies; (b) the liability of Sponsor Guarantor with respect to the Guaranteed Obligations shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of Sponsor Guarantor, in each case which is taken or omitted to be taken with respect to this Letter Agreement or the Guaranteed Obligations; and (c) neither the obligations of Sponsor Guarantor to make payment with respect to the Guaranteed Obligations nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of Sponsor, Sponsor Guarantor or their respective estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or any bankruptcy, insolvency or similar laws of any foreign jurisdiction or state, or other statute or from the decision of any court interpreting any of the same, and Sponsor Guarantor shall be and remain obligated with respect to the Guaranteed Obligations as if no such impairment, stay, modification, change, release or limitation had occurred.

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If AREIT OP or any Other Partner shall be obligated by reason of any bankruptcy, insolvency or other legal proceeding to pay or repay to Sponsor Guarantor, or to any trustee, receiver or other representative, any amounts previously paid by Sponsor Guarantor to any of them with respect to the Guaranteed Obligations, then the Guaranteed Obligations shall be continued or reinstated to take into account the amount of such payment or repayment.

SPONSOR GUARANTOR:

[SPONSOR GUARANTOR NAME],
a [JURISDICTION] [ENTITY TYPE]

By:

Name:[NAME]

Title:[TITLE]

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[INDIVIDUAL NAME] (“[NAME]”) hereby joins in this Letter Agreement solely for the purpose of agreeing to pay and perform (on a direct and joint and several basis with all other obligors) the Guaranteed Obligations solely to the extent that the Guaranteed Obligations are not enforceable against Sponsor Guarantor and/or AREIT OP is required to forfeit or return any amounts paid to it by Sponsor Guarantor with respect to the Guaranteed Obligations as a result of one or more claims (including, without limitation, any fraudulent transfer, conveyance or similar claim) made by Sponsor Guarantor or any other person or entity (including any creditor of Sponsor Guarantor) that Sponsor Guarantor has received insufficient consideration or reasonably equivalent value for the making of the Guaranteed Obligations (the “Limited Guaranteed Obligations”). [NAME] represents that it is an Affiliate of, and owns all or a majority of direct or indirect ownership interests in, Sponsor and Sponsor Guarantor and has received, or will receive, direct or indirect benefit from the [SHORTNAME] Profit Interest and the making of the Limited Guaranteed Obligations and that it has entered into this Letter Agreement and made the Limited Guaranteed Obligations for a reasonably equivalent value. [NAME] hereby waives any right it may have to, and covenants and agrees that it will not (and it will not, directly or indirectly, cause any person or entity to), directly or indirectly contest, bring any cause of action or claim, or otherwise challenge the validity or enforceability of the Guaranteed Obligations or the Limited Guaranteed Obligations (including, without limitation, on the basis that it (or Sponsor Guarantor) received insufficient consideration or reasonably equivalent value for the making of the Guaranteed Obligations or the Limited Guaranteed Obligations, as applicable).

To the fullest extent permitted by law: (a) [NAME] waives: (i) diligence, protest, notice of protest, presentment, demand of payment, notice of dishonor and all other suretyship defenses; (ii) the right to require AREIT OP or any Other Partner to proceed against any collateral or other security now or hereafter held by AREIT OP or such Other Partner or to pursue any other remedy available to them; (iii) the benefit of or right to assert any statute of limitations affecting liability hereunder or the enforcement thereof; (iv) any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any person or persons, entity or entities, (B) the failure of AREIT OP or any Other Partner to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of [NAME], Sponsor or Sponsor Guarantor or any other person or person, or (C) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy that [NAME], Sponsor or Sponsor Guarantor may have against any other person, or against any security resulting from the exercise or election of any remedy or remedies; (b) the liability of [NAME] with respect to the Limited Guaranteed Obligations shall not be impaired, abated, deferred, diminished, modified, released, terminated or discharged, in whole or in part, or otherwise affected, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of [NAME], in each case which is taken or omitted to be taken with respect to this Letter Agreement or the Limited Guaranteed Obligations; and (c) neither the obligations of [NAME] to make payment with respect to the Limited Guaranteed Obligations nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of [NAME], Sponsor, Sponsor Guarantor or their respective estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or any bankruptcy, insolvency or similar laws of any foreign jurisdiction or state, or other statute or from the decision of any court interpreting any of the same, and [NAME] shall be and remain obligated with respect to the Limited Guaranteed Obligations as if no such impairment, stay, modification, change, release or limitation had occurred. If AREIT OP or any Other Partner shall be obligated by reason of any bankruptcy, insolvency or other legal proceeding to pay or repay to [NAME], or to any trustee, receiver or other representative, any amounts previously paid by [NAME] to any of them with respect to the Limited Guaranteed Obligations, then the Limited Guaranteed Obligations shall be continued or reinstated to take into account the amount of such payment or repayment.

________________________________

[NAME], an individual

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Exhibit A

Exhibit B